UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 13, 2020
PERFORMANT FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35628 (Commission File Number)	20-0484934 (I.R.S. Employer Identification No.)

333 North Canyons Parkway Livermore, California (Address of principal executive offices)	94551 (Zip Code)

(925) 960-4800
(Registrant’s telephone number,
including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $.0001 per share	PFMT	The Nasdaq Stock Market LLC

EXPLANATORY NOTE
This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by Performant Financial Corporation (the “Company”) on July 17, 2020 (the “Original 8-K”). The Original 8-K was filed, among other things, to report the results of the matters submitted to a vote by the Company’s stockholders at the Company’s 2020 annual meeting of stockholders held on July 13, 2020 pursuant to Item 5.07.

Item 5.07	Submission of Matters to a Vote of Security Holders.
In the Original 8-K, the Company disclosed the voting results for the proposals submitted to a stockholder vote at its 2020 Annual Meeting of Stockholders held on July 13, 2020 (the “Annual Meeting”). The Company’s inspector of elections subsequently informed the Company of a calculation error in the results it reported to the Company for Proposal No. 2 (regarding the ratification of the appointment of the Company’s independent registered public accounting firm for 2020) and provided corrected voting results for Proposal No. 2. Although the corrected voting results do not change the outcome for Proposal No. 2, the Company is filing this amendment to the Original 8-K to provide the corrected information received from its inspector of elections.
The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, as applicable, with respect to the corrected voting results for Proposal No. 2 is as follows:
Proposal No. 2 – Ratification of the Appointment of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020:

For	Against	Abstain	Broker Non Votes
38,824,951	393,480	8,731,692	0

Following the filing of the Original 8-K, the Company was informed of an inconsistency related to broker discretion to vote shares for which a broker had not received instructions from the beneficial owner with respect to Proposal No. 3 (regarding the approval of an amendment of the Company’s certificate of incorporation to effect a reverse stock split of the outstanding shares of its common stock). Without informing the Company, some but not all brokers treated Proposal No. 3 as a “routine” proposal despite the proxy materials for the Annual Meeting describing Proposal No. 3 as a “non-routine” proposal. Due to this inconsistency, the Company will not effect a reverse stock split at this time and will instead submit a new “routine” proposal to its stockholders, at a later date and subject to a new proxy statement, to amend its certificate of incorporation to effect a reverse stock split.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 19, 2020
PERFORMANT FINANCIAL CORPORATION

By:    /s/ Lisa Im
Lisa Im
Chief Executive Officer